April 1, 2024

Global X Emerging Markets Bond ETF

NYSE Arca: EMBD

2024 Summary Prospectus

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund (including the Fund’s statement of additional information and annual report) online at http://www.globalxetfs.com/funds/embd. You can also get this information at no cost by calling 1-888-493-8631 or by sending an e-mail request to info@globalxetfs.com. The Fund’s prospectus and statement of additional information, both dated April 1, 2024, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

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Global X Emerging Markets Bond ETF

Ticker: EMBD Exchange: NYSE Arca

INVESTMENT OBJECTIVE

The Global X Emerging Markets Bond ETF (the “Fund”) seeks a high level of total return consisting of both income and capital appreciation.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares (“Shares”) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.39%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.39%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$40	$125	$219	$493

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the most recent fiscal period, the Fund's portfolio turnover rate was 35.97% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is an actively managed exchange traded fund (“ETF”) sub-advised by Mirae Asset Global Investments (USA) LLC (the “Sub-Adviser”) that seeks to achieve its investment objective by investing in fixed-rate and floating-rate debt instruments issued by sovereign, quasi-sovereign, and corporate entities from emerging market countries (“emerging market debt”). Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in emerging market debt, either directly or indirectly. The Fund’s 80% investment policy is non-fundamental and requires 60 days prior written notice to shareholders before it can be changed.

The Fund seeks to provide exposure to debt securities across a broad range of emerging market countries. Eligible countries include any country which is classified as an emerging market country for purposes of constructing a major emerging market sovereign bond index or emerging market corporate bond index. The Fund’s concentration in any given country is capped at 20%.

To achieve the Fund’s objective, the Fund’s portfolio managers will generally incorporate macro views consistent with the views of the Sub-Adviser’s Investment Committee, as well as fundamental research, to evaluate the investment attractiveness to select countries and companies that are believed to offer superior risk-adjusted returns. The portfolio managers may also consider whether anticipated credit improvements or deterioration in the credit fundamentals of an issuer are fully priced in the market, and may generally adjust their investment considerations based on any factors deemed relevant to the Sub-Adviser’s Investment Committee. The Fund may also invest in securities classified either as investment grade or high yield (also known as “junk bonds”). Securities rated investment grade are generally considered to be of higher credit quality and associated with lower risk of default. The Fund may also invest in ETFs that provide exposure to emerging market bonds.

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The Fund primarily invests in emerging market debt securities denominated in U.S. dollars; however, the Fund may also invest in emerging market debt securities denominated in applicable local foreign currencies. The Sub-Adviser determines country allocation primarily based on economic indicators, industry structure, terms of trade, political environment and geopolitical issues. In addition, the Sub-Adviser conducts relative valuation analysis on sovereign and corporate issues to tactically identify potential opportunities to enhance the Fund’s risk-adjusted returns.

If the Sub-Adviser deems it advantageous to the Fund’s liquidity profile, the Fund may invest up to 20% of its assets in cash, cash equivalents, U.S. Treasuries, or other developed market fixed income instruments. Securities held by the Fund may be sold at any time. Among other reasons, sales may occur when the Sub-Adviser believes the security is overvalued, perceives deterioration in the credit fundamentals of the issuer, or when the Sub-Adviser believes macroeconomic developments may adversely affect the securities in which the Fund invests.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser, the Sub-Adviser or any of their affiliates. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds section of this Prospectus and in the Statement of Additional Information (“SAI”). The order of the below risk factors does not indicate the significance of any particular risk factor.

Active Management Risk: The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

Asset Class Risk: Securities and other assets held in the Fund's portfolio may underperform in comparison to the general securities markets, a particular securities market or other asset classes.

Bond Investment Risk: Investments in debt securities are generally affected by changes in prevailing interest rates and the creditworthiness of the issuer. Prices of debt securities fall when prevailing interest rates rise. The Fund’s yield on investments in debt securities will fluctuate as the securities in the Fund are rebalanced and reinvested in securities with different interest rates. Investments in bonds are also subject to credit risk. Credit risk is the risk that an issuer of debt securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to make required principal and interest payments. This is broadly gauged by the credit ratings of the debt securities in which the Fund invests. However, credit ratings are only the opinions of the rating agencies issuing them, do not purport to reflect the risk of fluctuations in market value and are not absolute guarantees as to the payment of interest and the repayment of principal.

Callable Debt Risk: During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features.

Inflation-Indexed Securities Tax Risk: The Fund may invest in inflation-linked bonds, which are income-generating instruments whose interest and principal payments are adjusted for inflation – a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. Inflation-linked bonds are income-generating instruments whose interest and principal payments are adjusted for inflation – a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

Inflation-Linked Bonds Investment Risk: Inflation-linked bonds are income-generating instruments whose interest and principal payments are adjusted for inflation – a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

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LIBOR Transition Risk: The Funds may be exposed to financial instruments that are tied to the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. The Funds' investments may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Funds may also obtain financing at floating rates based on LIBOR. Derivative instruments utilized by the Funds may also reference LIBOR. The United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, has ceased publishing all LIBOR settings. In April 2023, however, the FCA announced that some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. Actions by regulators have resulted in the establishment of alternative reference rates in most major currencies. The U.S. Federal Reserve, based on the recommendations of Alternative Reference Rates Committee, has begun publishing the Secured Overnight Financing Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new reference rates. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing. There may also be challenges for the Funds to enter into hedging transactions against such newly-issued instruments until a market for such hedging transactions develops. All of the aforementioned may adversely affect the Funds' performance or net asset value.

Non-U.S. Agency Debt Risk: The Fund invests in uncollateralized bonds issued by agencies, subdivisions or instrumentalities of foreign governments. Bonds issued by foreign government agencies, subdivisions or instrumentalities are generally backed only by the general creditworthiness and reputation of the entity issuing the bonds and may not be backed by the full faith and credit of the foreign government. Moreover, a foreign government that explicitly provides its full faith and credit to a particular entity may be, due to changed circumstances, unable or unwilling to provide that support. A non-U.S. agency’s operations and financial condition are influenced by the foreign government’s economic and other policies.

Senior Loans Investment Risk: Investments in senior loans are subject to credit risk and general investment risk. Credit risk refers to the possibility that the borrower of a senior loan will be unable and/or unwilling to make timely interest payments and/or repay the principal on its obligation. Default in the payment of interest or principal on a senior loan will result in a reduction in the value of the senior loan. Senior loans are also subject to the risk that the value of the collateral securing a senior loan may decline, be insufficient to meet the obligations of the borrower or be difficult to liquidate. In addition, access to the collateral may be limited by bankruptcy or other insolvency laws. Further, loans held by the portfolio may not be considered securities and, therefore, purchasers may not be entitled to rely on the strong anti-fraud protections of the federal securities laws. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, such as invalidation of senior loans or causing interest previously paid to be refunded to the borrower.

Sovereign and Quasi-Sovereign Obligations Risk: The Fund invests in securities issued by or guaranteed by non-U.S. sovereign governments and by entities affiliated with or backed by non U.S. sovereign governments, which may be unable or unwilling to repay principal or interest when due. In times of economic uncertainty, the prices of these securities may be more volatile than those of corporate debt obligations or of other government debt obligations.

U.S. Treasury Obligations Risk: U.S. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. U.S. Treasury obligations are subject to inflation risk, as the price of short term U.S. Treasury obligations tends to fall during inflationary periods as investors seek higher yielding investments. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's investments in U.S. Treasury obligations to decline. In addition, uncertainty in regard to the U.S. debt ceiling may increase the volatility in U.S. Treasury obligations and can heighten the potential for a credit rating downgrade, which could have an adverse effect on the value of the Fund’s U.S. Treasury obligations.

Variable and Floating Rate Securities Risk: During periods of increasing interest rates, changes in the coupon rates of variable or floating rate securities may lag behind the changes in market rates or may have limits on the maximum increases in coupon rates. Alternatively, during periods of declining interest rates, the coupon rates on such securities will typically readjust downward

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resulting in a lower yield. Floating rate securities may trade infrequently, and their value may be impaired when the Fund needs to liquidate such securities. A downward adjustment in coupon rates may decrease the Fund's income as a result of its investment in variable or floating rate securities.

Zero-Coupon Bond Risk: Zero-coupon bonds usually trade at a deep discount from their face or par values and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest. Zero-coupon bonds may also be subject to unique tax considerations for the Fund.

Capital Controls and Sanctions Risk: Economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to foreign government intervention (including intervention by the U.S. government with respect to foreign governments, economic sectors, foreign companies and related securities and interests) and the imposition of capital controls (i.e., government measures designed to limit the flow of foreign capital in and out of the domestic economy) and/or sanctions, which may also include retaliatory actions of one government against another government, such as seizure of assets. Capital controls and/or sanctions include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. Capital controls and/or sanctions may also impact the ability of the Fund to buy, sell or otherwise transfer securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for Shares of the Fund, and cause the Fund to decline in value.

Credit Risk: Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if currencies of the underlying securities depreciate against the U.S. dollar or if there are delays or limits on repatriation of such currencies. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund's NAV may change quickly and without warning, which could have a significant negative impact on the Fund.

Custody Risk: The Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund's custodian. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.

Extension Risk: Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or other obligated party) more slowly than anticipated, causing the value of these debt securities to fall. Rising interest rates tend to extend the duration of debt securities, making their market value more sensitive to changes in interest rates. The value of longer-term debt securities generally changes more in response to changes in interest rates than shorter-term debt securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Foreign Securities Risk: The Fund may invest, within U.S. regulations, in foreign securities. The Fund's investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”)) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges could be affected by, among other factors, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. The Fund may lose money due to political, economic and geographic events affecting a foreign issuer or market. Where all or a portion of the Fund's underlying securities trade in a market that is closed when the market in which the Fund's Shares are listed and trading is open, there may be differences between the last quote from the security’s closed foreign market and the value of the security during the Fund’s domestic trading day. This, in turn, could lead to differences between the market price of the Fund’s Shares and the underlying value of those shares.

Geographic Risk: A natural, biological or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region or in a region economically tied to the affected region. The securities in which the Fund invests and, consequently, the Fund are also subject to specific risks as a result of their business operations, including, but not limited to:

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Risk of Investing in Brazil: Investment in Brazilian issuers involves risks that are specific to Brazil, including legal, regulatory, political and economic risks. The Brazilian economy has historically been exposed to high rates of inflation, debt, corruption, and violence, each of which may reduce and/or prevent economic growth.

Risk of Investing in Chile: Investments in Chilean issuers involve risks that are specific to Chile, including legal, regulatory, political, currency, environmental and economic risks. Among other things, the Chilean economy is heavily dependent on the export of certain commodities.

Risk of Investing in Colombia: Investment in Colombian issuers and companies that have significant operations in Colombia involves risks that are specific to Colombia, including legal, regulatory, political and economic risks. The Colombian economy depends heavily on oil, coal and other commodity exports, making it vulnerable to commodity prices. Armed conflict and terrorism related to ongoing conflict in Colombia and the ongoing drug trade may impact the economy. Likewise, there are spillover risks associated with the ongoing political and humanitarian crisis in neighboring Venezuela which may adversely impact social, political, and economic stability in Colombia.

Risk of Investing in Dominican Republic: Investments in Dominican Republic’s issuers may subject the fund to legal, regulatory, political, currency and economic risks that are specific to Dominican Republic. Economic growth and political development of its neighbors and significant trade partners may impact Dominican Republic’s economy negatively. Due to significant dependence on US for both imports and exports, Dominican Republic’s economy may respond very quickly to any negative economic developments in the US.

Risk of Investing in Egypt: Investment in securities of Egyptian issuers involves, among other risks, risks of the imposition of capital controls, expropriation and/or nationalization of assets, confiscatory taxation, regional conflict, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact on the economy as a result of civil unrest and social instability as a result of religious, ethnic and/or socioeconomic unrest.

Risk of Investing in Emerging Markets: Investments in emerging markets may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries, and there may be greater risk associated with the custody of securities in emerging markets. It may be difficult or impossible for the Fund to pursue claims against an emerging market issuer in the courts of an emerging market country. There may be significant obstacles to obtaining information necessary for investigations into or litigation against emerging market companies and shareholders may have limited legal rights and remedies. Emerging markets may be more likely to experience inflation, political turmoil and rapid changes in economic conditions than more developed markets. Emerging market economies’ exposure to specific industries, such as tourism, and lack of efficient or sufficient health care systems, could make these economies especially vulnerable to global crises, including but not limited to, pandemics such as the global COVID-19 pandemic. Certain emerging market countries may have privatized, or have begun the process of privatizing, certain entities and industries. Privatized entities may lose money or be re-nationalized.

Risk of Investing in Frontier and Standalone Markets: Standalone markets are those that do not meet the criteria for classification as frontier markets or emerging markets. Because standalone markets often face highly unique circumstances that range from war to liquidity issues, investors should carefully assess each market and determine the reason for standalone classification prior to making any investment. In some cases, standalone markets may be subject to significant sanctions by the international community and may abruptly lose foreign investors as a result. Investments in frontier markets may be subject to a greater risk of loss than investments in more developed and traditional emerging market. Frontier markets often have less uniformity in accounting and reporting requirements, unreliable securities valuations and greater risk associated with custody of securities. Economic, political, liquidity and currency risks may be more pronounced with respect to investments in frontier markets than in emerging markets and developed markets. Frontier market countries generally have smaller economies or less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging markets countries are magnified in frontier countries. The economies of frontier countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. These factors make investing in standalone and frontier markets significantly riskier than in other countries and any one of them could cause the price of the Fund's Shares to decline.

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Risk of Investing in Hungary: Investments are concentrated in companies in Hungary. Hungary has suffered significantly from the recent economic recession due to a high dependence on foreign capital to finance its economy and some of the highest public debt levels in Europe. Key structural weaknesses such as a high and persistent unemployment rate are also hindering the growth of the economy, and labor reforms may be needed to resolve issues that exist in the labor market. Hungary is dependent on Russian energy imports, which may introduce additional risks to the Hungarian economy.

Risk of Investing in Mexico: Investments in Mexican issuers involve risks that are specific to Mexico, including legal, regulatory, political, currency, security and economic risks. In the past, Mexico has experienced high interest rates, economic volatility and high unemployment rates. Political developments in the U.S. have potential implications for the trade arrangements between the U.S. and Mexico, which could negatively affect the value of securities held by the Fund.

Risk of Investing in Oman: Oman’s economy is heavily dependent on oil and gas resources and subject to high interest rates, economic volatility, and inflation. There is also the possibility of nationalization, expropriation or confiscatory taxation, security market restrictions, political changes, government regulation or diplomatic developments (including war or terrorist attack), which could affect adversely the economy of Oman or the value of the Fund’s investments. Since most of Oman’s government revenue comes from oil and gas, the country has significant exposure to fluctuations in oil and gas prices, and a sudden decline in oil prices could quickly push the country into a budget deficit, with adverse implications for the broader economy and value of the Fund’s investments. Oman’s economic stability in the long-term will depend on the success of its efforts to diversify its economic structure as oil and gas reserves are gradually depleted. Oman’s political system is an absolute monarchy in which political parties are not allowed to exist. Investors in Oman will therefore have little legal recourse if the Sultan issues a decree that is unfavorable to the companies or funds that they invest in. Furthermore, dissatisfaction with the economy or political system could materialize into political demonstrations and unrest, as seen in the 2011 Omani Spring protests.

Risk of Investing in Peru: The Peruvian economy is dependent on commodity prices and the economies of its trading partners in Central and South America, Europe, Asia and the United States. Peru has historically experienced high rates of inflation and may continue to do so in the future.

Risk of Investing in Saudi Arabia: The ability of foreign investors (such as the Fund) to invest in Saudi Arabian issuers is relatively new and untested. Such ability could be restricted or revoked by the Saudi Arabian government at any time, and unforeseen risks could materialize due to foreign ownership in such securities. The economy of Saudi Arabia is dominated by petroleum exports. A sustained decrease in petroleum prices could have a negative impact on all aspects of the economy. Investments in securities of Saudi Arabian issuers involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of the Fund’s investments. Such heightened risks may include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/ or military involvement in governmental decision making, armed conflict, crime and instability as a result of religious, ethnic and/or socioeconomic unrest. There remains the possibility that instability in the larger Middle East region could adversely impact the economy of Saudi Arabia, and there is no assurance of political stability in Saudi Arabia.

Risk of Investing in South Africa: Investing in South African securities involves significant risks, including legal, regulatory and economic risks specific to South Africa. Among other considerations, South Africa’s economy is heavily dependent on its agriculture and mining sectors, and, thus, susceptible to fluctuations in the commodity markets.

Risk of Investing in the United Arab Emirates: The economy of the United Arab Emirates (the "UAE") is dominated by petroleum exports. A sustained decrease in commodity prices, particularly oil and natural gas, could have a negative impact on all aspects of the UAE economy. The nonoil UAE economy, which is concentrated in Dubai’s service sector, could be affected by declines in tourism, real estate, banking and re-export trade. The UAE and the governments of the individual emirates exercise substantial influence over many aspects of the private sector. Governmental actions could have a significant effect on economic conditions in the UAE, which could adversely affect the value of the Fund. In addition, recent political instability and protests in North Africa and the Middle East have caused significant disruptions to many industries. Continued political and social unrest in these areas may adversely affect the value of the Fund.

High Yield Securities Risk: Securities that are rated below investment grade (commonly referred to as "junk bonds", including those bonds rated lower than "BBB-" by Standard & Poor’s® (a division of the McGraw-Hill Companies, Inc.) ("S&P") and Fitch, Inc. ("Fitch"), "Baa3" by Moody’s® Investors Service, Inc. ("Moody’s"), or "BBB (low)" by Dominion Bond Rating Service Limited("DBRS"), or are unrated but may be

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judged to be of comparable quality, at the time of purchase, may be more volatile than higher-rated securities of similar maturity. Investing in junk bonds is speculative.

Income Risk: Income risk is the risk that the Fund’s income will decline because of falling interest rates.

Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short-term or long-term interest rates rise sharply.

International Closed Market Trading Risk: To the extent that the underlying investments held by the Fund trade on foreign exchanges that may be closed when the securities exchange on which the Fund’s Shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other exchange-traded funds ("ETFs").

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of such company's securities to decline.

Market Risk: Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. If the securities held by the Fund experience poor liquidity, the Fund may be unable to transact at advantageous times or prices, which may decrease the Fund’s returns. In addition, there is a risk that policy changes by central governments and governmental agencies, including the U.S. Federal Reserve or the European Central Bank, which could include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions from Authorized Participants, which could have a negative impact on the Fund. Furthermore, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, raising of interest rates, or other events could have a significant impact on the Fund and its investments and trading of its Shares. This increases the risk that monetary policy may provide less support should economic growth slow. Additionally, China’s shift away from a zero-COVID policy creates both opportunities and risks, causing uncertainty for global economic growth. Market risk factors may result in increased volatility and/or decreased liquidity in the securities markets. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Operational Risk: The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund, the Adviser, the Sub-Adviser and the Fund's other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund's business operations, potentially resulting in financial losses to the Fund and its shareholders. The Fund, the Adviser and the Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants and engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, such as in times of market stress, Shares may be more likely to trade at a premium or discount to NAV and/or at wider intraday bid-ask spreads, and possibly face trading halts and/or delisting from an exchange. Authorized Participants Concentration Risk may be heightened because the Fund invests in non-U.S. securities.

Large Shareholder Risk: Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Board of Trustees may determine to liquidate the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Listing Standards Risk: The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's Shares being delisted by the listing exchange. Any resulting liquidation

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of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

Market Trading Risks and Premium/Discount Risks: Shares of the Fund are publicly traded on a national securities exchange, which may subject shareholders to numerous market trading risks. In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares, as well as disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of assets in the Fund or an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s Shares fluctuates, in some cases materially, throughout trading hours in response to changes in the Fund’s NAV.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology (such as during trading halts). The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual total returns for the indicated periods compared with a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxetfs.com.

Annual Total Returns (Years Ended December 31)

30%
20%
10%
0%
-10%
-20%
10.03%
-2.11%
-13.05%
2021
2022
2023

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Best Quarter:	12/31/2023	8.83%
Worst Quarter:	6/30/2022	-10.04%

Average Annual Total Returns (for the Periods Ended December 31, 2023)

	One Year Ended December 31, 2023	Since Inception (06/01/2020)
Global X Emerging Markets Bond ETF:
·Return before taxes	10.03%	1.89%
·Return after taxes on distributions[1]	7.60%	-0.19%
·Return after taxes on distributions and sale of Fund Shares[1]	5.86%	0.57%
JPMorgan EMBI Global Core Index (net) (Index returns reflect invested dividends net of withholding taxes, but reflect no deduction for fees, expenses, or other taxes)	10.81%	-0.24%
1     After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC (the “Adviser”).

Sub-Adviser: Mirae Asset Global Investments (USA) LLC serves as investment sub-adviser to the Fund, subject to supervision by the Adviser and oversight by the Global X Funds Board of Trustees. To the extent that a reference in this Prospectus refers to the Adviser, such reference should also be read to refer to Mirae Asset Global Investments (USA) LLC, where the context requires.

Portfolio Managers: The Fund is managed by Mirae Asset Global Investments (USA) LLC's Portfolio Management team. The professionals primarily responsible for the management of the Fund are Joon Hyuk Heo, Portfolio Manager of the Sub-Adviser, and Ethan Yoon, Portfolio Manager of the Sub-Adviser. Mr. Heo and Mr. Yoon have been managing the Fund since the Fund's inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are or will be listed and traded at market prices on a national securities exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only “Authorized Participants” (as defined in the SAI) who have entered into agreements with the Fund’s distributor, SEI Investments Distribution Co. (“Distributor”), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks called Creation Units. The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies any day that the national securities exchanges are open for business (“Business Day”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). To access information regarding the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, please go to https://www.globalxetfs.com.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement such as a 401(k) plan or an individual retirement account (“IRA”), in which case distributions from such tax-advantaged arrangement may be taxable to you.

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PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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